Organization and Business	12 Months Ended
Dec. 31, 2013
Organization and Business
Organization and Business

1.  Organization and Business

CPE Inc. is one of the largest producers of coal in the United States of America (“U.S.”) and the PRB, based on our 2013 coal sales.  We operate some of the safest mines in the coal industry.  According to MSHA data, in 2013, we had one of the lowest employee all injury incident rates among the largest U.S. coal producing companies.

We currently operate solely in the PRB, the lowest cost region of the major coal producing regions in the U.S., where we operate three wholly-owned surface coal mines, the Antelope mine, the Cordero Rojo mine and the Spring Creek mine.  We also have two major development projects, the Youngs Creek project and the Crow project and own a 50% non-operating interest in a fourth surface mine, the Decker mine. An October 2013 audit report related to the other 50% owner’s ultimate parent company stated that if planned funding or alternative sources of capital are not obtained, there exists a material uncertainty whether Ambre Energy Limited and its controlled entities would be able to continue as a going concern.

Our Antelope and Cordero Rojo mines are located in Wyoming and are two of the four largest coal mines in the U.S.  Our Spring Creek mine is located in Montana.  Our mines produce subbituminous thermal coal with low sulfur content, and we sell our coal primarily to domestic and foreign electric utilities.  We do not produce any metallurgical coal.  Thermal coal is primarily consumed by electric utilities and industrial consumers as fuel for electricity generation and steam output.  In 2013, the coal we produced generated approximately 4% of the electricity produced in the U.S.  As of December 31, 2013, we controlled approximately 1.2 billion tons of proven and probable reserves.

During 2012, we acquired rights to substantial undeveloped coal and complementary surface assets in the Northern PRB (“Youngs Creek project”).  In January 2013, we entered an option to lease agreement (“Option Agreement”) and a corresponding exploration agreement with the Crow Tribe of Indians, which were approved by the Department of the Interior on June 14, 2013.  This coal project (“Crow project”) is located on the Crow Indian Reservation in southeast Montana, near our Spring Creek mine and Youngs Creek project.  We are in the process of evaluating the development options for the Youngs Creek project and the Crow project, and believe that their proximity to the Spring Creek mine represents an opportunity to optimize our mine developments in the Northern PRB.  For purposes of this report, the term “Northern PRB” refers to the area within the PRB that lies within Montana and the northern part of Sheridan County, Wyoming.  Our Spring Creek mine, the Decker mine, the Youngs Creek project and the Crow project are located in the Northern PRB.

Since 2008, we have grown our sales of PRB coal into the Asian export market.  In 2013, our logistics business was the largest U.S. exporter of thermal coal into South Korea.  We continue to seek ways to increase our future export capacity through existing and proposed Pacific Northwest export terminals, including our option agreement with SSA Marine.  This throughput option agreement with SSA Marine provides us with an option for up to 16 million tonnes of capacity per year through the planned dry bulk cargo Gateway Pacific Terminal at Cherry Point in the State of Washington.  Our potential share of capacity will depend upon the ultimate capacity of the terminal and is subject to the terms of the option agreement.  The terminal will accommodate cape size vessels.  Our option is exercisable following the successful completion of the ongoing permit process for the terminal, which is uncertain.

For information regarding our revenue and long-lived assets by geographic area, as well as revenue from external customers, Adjusted EBITDA and total assets by segment, please see Note 22.